EX-99.77Q1(a): Copies of any material amendments to the Registrant's charter or by-laws.
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         Amended and Restated By-laws of Registrant dated October 30, 2002 are incorporated herein by reference to Exhibit (b)(3) to Post-Effective Amendment No. 79 pursuant to the Securities Act of 1933 filed with the Securities and Exchange Commission on December 11, 2002 (Accession No. 0000950123-02-011711).